TOUCHSTONE STRATEGIC TRUST

Touchstone International Growth Opportunities Fund

Supplement dated May 22, 2020 to the Prospectus, Summary Prospectus, and Statement of Additional Information ("SAI") dated October 30, 2019, as supplemented

IMPORTANT NOTICE REGARDING CHANGES TO THE
TOUCHSTONE INTERNATIONAL GROWTH OPPORTUNITIES FUND

Proposed Reorganization

At a meeting of the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") held on May 21, 2020, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, the reorganization of the Touchstone International Growth Opportunities Fund (the "Target Fund"), a series of the Trust, into the Touchstone International Small Cap Fund (to be renamed the Touchstone International Growth Fund) (the "Acquiring Fund"), a series of the Trust (the "Reorganization"). The Reorganization does not require shareholder approval and is expected to be tax-free for U.S. federal income tax purposes.

Under the terms of the Reorganization, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. The Acquiring Fund would also assume substantially all of the Target Fund's liabilities. The corresponding shares of the Acquiring Fund would then be distributed to the Target Fund's shareholders, and the Target Fund would be terminated.

The Target Fund will remain open to purchases and redemptions from existing shareholders until September 11, 2020. The Target Fund will not accept orders from new investors to purchase shares of the Target Fund, effective as of the close of business on August 28, 2020, except that the Fund may continue to accept systematic contributions from defined contribution plans until such time as it is administratively feasible to terminate these arrangements, or the Reorganization date, whichever is sooner.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Target Fund.

A prospectus/information statement containing more information regarding the Reorganization will be mailed to the Target Fund shareholders on or about August 22, 2020.  The Reorganization is expected to be completed on or about September 11, 2020, or as soon as practicable thereafter. Shareholders of the Target Fund will not pay any sales load, commission, or other similar fee in connection with the Acquiring Fund shares received in the Reorganization. Expenses associated with the Reorganization will be borne by Touchstone.

Changes to the Acquiring Fund

At the same Board meeting, the Board approved the following changes to the Acquiring Fund, which will take effect immediately following the Reorganization: a name change for the Acquiring Fund to the Touchstone International Growth Fund, the appointment of DSM Capital Partners LLC ("DSM") as sub-advisor to the Acquiring Fund, and changes to the Acquiring Fund's investment goal and principal investment strategies. Immediately following the Reorganization, the investment goal and principal investment strategies of the Acquiring Fund will be substantially similar to the current investment goal and principal investment strategies of the Target Fund. Daniel Strickberger, the portfolio manager of the Target Fund, will serve as the Acquiring Fund's portfolio manager immediately following the Reorganization.

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Also at the same Board meeting, the Board approved an amendment to the advisory agreement between Touchstone and Touchstone Strategic Trust, on behalf of the Acquiring Fund, in order to lower the Acquiring Fund's advisory fee rate to 0.80% on the first $1 billion of average daily net assets; 0.75% on the next $500 million; 0.70% on the next $500 million; and 0.65% on assets over $2 billion, effective September 12, 2020.

Additionally, effective September 12, 2020, Touchstone has agreed to waive a portion of its fees or reimburse certain Acquiring Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Acquiring Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Acquiring Fund operating expenses to 1.24%, 1.99%, 0.99% and 0.89% of average daily net assets for Classes A, C, Y and Institutional shares, respectively.

For more information about the Acquiring Fund, see its prospectus and SAI dated October 30, 2019, as supplemented on March 19, 2020, April 30, 2020 and May 22, 2020.  You can obtain a copy of the prospectus or SAI by visiting the website at TouchstoneInvestments.com/Resources, by calling 1.800.543.0407, or by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078.

This Supplement is not a solicitation of any proxy.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-TGGAX-S1-2005